Exhibit 10.2

December 23, 2024

Investcorp Europe Acquisition Corp I

Century Yard, Cricket Square

Elgin Avenue, PO Box 1111

George Town, Grand Cayman

Cayman Islands KY1-1102

Re:	Initial Public Offering Letter Agreement

Ladies and Gentlemen:

Reference is made to the letter agreement (the “Letter Agreement”) entered into on December 14, 2021, among Investcorp Europe Acquisition Corp I, a Cayman Islands exempted company (the “Company”), and each of Europe Acquisition Holdings Limited (the “Sponsor”) and the Company’s officers, directors and director nominees (each an “Insider” and collectively, the “Insiders”) entered into in connection with the Company’s initial public offering. The Company and the undersigned Insiders hereby agree that each of the Insiders is hereby released in full from any and all obligations under the Letter Agreement, and that none of the obligations under the Letter Agreement shall remain binding on any of the Insiders. The Letter Agreement is hereby terminated as to each of the undersigned Insiders.

In Witness Whereof, each of the Company and the Insiders has executed this termination agreement as of the date set forth above.

INSIDERS:

EUROPE ACQUISITION HOLDINGS LIMITED

By:	/s/ Rohit Nanda
	Name:	Rohit Nanda
	Title:	Director

/s/ Peter McKellar
Name: Peter McKellar

/s/ Pamela Jackson
Name: Pamela Jackson

/s/ Laurence Ponchaut
Name: Laurence Ponchaut

/s/ Adah Almutairi
Name: Adah Almutairi

/s/ Baroness Ruby McGregor-Smith
Name: Baroness Ruby McGregor-Smith

/s/ Alptekin Diler
Name Alptekin Diler

/s/ Craig Sinfield-Hain
Name: Craig Sinfield-Hain

Acknowledged and Agreed:

INVESTCORP EUROPE ACQUISITION CORP I

By:	/s/ Craig Sinfield-Hain
	Name:	Craig Sinfield-Hain
	Title:	Chief Financial Officer

[SIGNATURE PAGE TO INSIDER LETTER TERMINATION AGREEMENT]